EXHIBIT 24

                         POWER OF ATTORNEY

       Each of the undersigned directors and officers of Scott's Liquid Gold-Inc. (the "Company") hereby authorizes Mark E. Goldstein and Jeffry B. Johnson, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on an appropriate form, and any and all amendments (including post-effective amendments) to such Registration Statement, for the registration under the Securities Act of 1933, as amended, of the increase in awards and shares of the Common Stock of the Company granted or issuable under the Company's 2005 Stock Incentive Plan, as it was amended effective May 6, 2008 and as it may be amended from time to time, and any other securities of the Company which the Company's Board of Directors authorizes to be included in such Registration Statement; and (2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature                  Title                       Date
-------------------------  -------------------------   ------------------

/s/ Mark E. Goldstein      President, Chief Executive  December 4, 2008
-------------------------  Officer and Director

/s/ Jeffrey R. Hinkle       Director                   December 4, 2008
-------------------------

/s/ Jeffry B. Johnson       Director                   December 4, 2008
-------------------------

/s/ Dennis P. Passantino    Director                   December 4, 2008
-------------------------

/s/ Carl A Bellini          Director                   July 1, 2008
-------------------------

/s/ Dennis H. Field         Director                   July 1, 2008
-------------------------

/s/ Gerald J. Laber         Director                   July 1, 2008
-------------------------